SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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☐          Preliminary Proxy Statement
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☐          Definitive Proxy Statement
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☐          Soliciting Material Pursuant to §240.14a-12
Aastrom Biosciences, Inc.
(Name of Registrant as Specified in Its Charter)
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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
October 20, 2006
Aastrom Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-22025 (Commission File No.)	94-3096597 (I.R.S. Employer Identification No.)
24 Frank Lloyd Wright Drive
P.O. Box 376
Ann Arbor, Michigan 48106
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(734) 930-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURES

Item 8.01 Other Events.
     During the time since Aastrom issued its proxy materials with respect to the Annual Meeting of Shareholders to be held on November 2, 2006, advisory services and shareholders have inquired about the ability of the Company to reprice stock options and stock appreciation rights granted under the Amended and Restated 2004 Equity Incentive Plan (the “2004 Plan”). Aastrom has not repriced options in the past and does not intend to reprice options in the future. To clarify the Company’s intent and to amplify the language in the Proxy Statement that indicates that the 2004 Plan forbids, without shareholder approval, the repricing of outstanding options and/or stock appreciation rights, Aastrom confirms that (i) the Company will not reduce the exercise price of an option, amend or cancel an option for the purpose of repricing, replacing or regranting the option with a reduced exercise price, or buy out an option previously granted for cash or other consideration without the prior approval of the Company’s stockholders, and (ii) this clarification will be added to the 2004 Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 20, 2006

AASTROM BIOSCIENCES, INC.
By:	/s/ Gerald D. Brennan, Jr.
Gerald D. Brennan, Jr.
Vice President Administrative & Financial Operations and Chief Financial Officer